AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

November 2019

For the month of November 2019, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.14% and a net return of -0.17%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of -0.05% for the month.

November gross relative performance: -0.09%

Performance for periods ended November 30, 2019 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	8.44%	10.21%	4.06%	3.29%	3.87%
HIT Total Net Rate of Return	8.11%	9.83%	3.66%	2.88%	3.44%
Barclays Aggregate Bond Index	8.79%	10.79%	4.10%	3.08%	3.59%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates and construction/ permanent loan certificates tightened to Treasuries by approximately 3 and 5 basis points (bps), respectively. Fannie Mae DUS security spreads on the benchmark 10/9.5s were relatively unchanged. The HIT had a combined 18.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 25.1% in fixed-rate single-asset DUS securities of various structures at the end of November, where there were no such securities in the Barclay’s Aggregate.
●	The portfolio’s short relative duration as Treasury rates sold off across the curve. Two-, 5-, 7-, 10- and 30-year rates increased by approximately 9, 11, 12, 9 and 3 bps, respectively. At the end of the month, the HIT had an effective duration of 5.60 years, relative to the benchmark’s 5.96 years.

Negative impacts to the HIT’s relative performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 63 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.2% of the index as of November 30, 2019.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with a 19 bps excess return. The HIT was underweight to this sector with a 14.4% allocation versus 26.9% in the Barclays Aggregate at month end.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB)

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AFL-CIO HOUSING INVESTMENT TRUST	November 2019 Performance Commentary

of the Barclays Aggregate. Those returns were 8, 18, 51, and 71 bps, respectively. Approximately 94.9% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 71.9% for the Barclays Aggregate at month end.

November 2019 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.30%	0	6.58
Agencies	-0.15%	7	4.59
Single family agency MBS (RMBS)	0.08%	19	3.05
Corporates	0.25%	63	7.91
Commercial MBS (CMBS)	-0.41%	-5	5.25
Asset-backed securities (ABS)	0.01%	7	2.17
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/19	11/30/19	Change
1 Month	1.539%	1.593%	0.054%
3 Month	1.524%	1.567%	0.043%
6 Month	1.547%	1.601%	0.054%
1 Year	1.495%	1.586%	0.091%
2 Year	1.524%	1.612%	0.088%
3 Year	1.516%	1.609%	0.092%
5 Year	1.520%	1.626%	0.106%
7 Year	1.604%	1.727%	0.124%
10 Year	1.691%	1.776%	0.085%
30 Year	2.179%	2.205%	0.026%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	November 2019 Performance Commentary

Portfolio Data as of November 30, 2019

Net Assets	$6,569,182,797
Portfolio Effective Duration	5.601 years
Portfolio Average Coupon	3.22%
Portfolio Current Yield[1]	3.10%
Portfolio Yield to Worst[1]	2.51%
Convexity	0.094
Maturity	10.08 years
Average Price	104.38
Number of Holdings	939

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	17.47%
CMBS – Agency Multifamily*	70.39%
U.S. Treasury Notes/Bonds	3.87%
State Housing Permanent Bonds	5.19%
State Housing Construction Bonds	1.08%
Direct Construction Loan	0.46%
Cash & Short-Term Securities	1.54%
* Includes multifamily MBS (57.20%), multifamily Construction MBS (11.50%), and AAA Private-Label CMBS (1.69%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	1.54%
0-0.99 years	13.54%
1-2.99 years	12.89%
3-3.99 years	8.69%
4-5.99 years	18.13%
6-7.99 years	25.73%
8-9.99 years	13.13%
10-14.99 years	3.75%
15-19.99 years	1.39%
Over 20 years	1.21%

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1  The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2  Based on total investments and includes unfunded commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	November 2019 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	4.18%
1 – 2.99 years	7.24%
3 – 4.99 years	12.75%
5 – 6.99 years	29.17%
7 – 9.99 years	34.35%
10 – 19.99 years	8.26%
Greater than 20 years	4.06%

Quality Distribution: 3

U.S. Government or Agency	91.15%
AAA	2.20%
AA	4.66%
A	0.00%
Not Rated	0.46%
Cash	1.54%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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3  Based on total investments and includes unfunded commitments.

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